Fifth Third Bank | All Rights Reserved
1Q10 Credit Trends
April 22, 2010
Please refer to earnings release dated April 22, 2010
for full results including those reported on a U.S. GAAP basis
Exhibit 99.3

Fifth Third Bank | All Rights Reserved
Updated stress testing - process overview
Similar process to that used in 2008 and SCAP processes; updated for actual performance and current economic expectations
Moody’s “Base” and “Longer Recession and Weaker Recovery” case scenarios key economic assumptions
Commercial
— 33 geographic/industry sectors analyzed and regressed against economic and performance drivers
— Migration trends from criticized to nonaccrual and charge-off evaluated by region and industry
Consumer
— Portfolios subdivided into appropriate categories (i.e. liquidating vs. non-
liquidating home equity)
— Results derived using combination of regression models, loss curves and roll rates, and applied economic factors
–
Mortgage and home equity key correlation: HPI
–
Credit card key correlation: unemployment
–
Other consumer key correlations: unemployment and GDP
Base Adverse
Economic Assumptions* 2010 2010
Peak Unemployment 10.3% 11.4%
GDP 2.4% 0.3%
Avg. change in quarterly HPI (1.8%) (2.7%)
* Moody’s Economy.com; as of March 2010

Fifth Third Bank | All Rights Reserved
Updated credit loss expectations vs. SCAP scenarios
$4.1B
$5.0B
$2.8B
Moody’s Weaker
Recovery / Mild
Second Recession
Case** Assumptions
(Mar. 2010)
Moody’s Base
Case** Assumptions
(Mar. 2010)
Realized credit losses have been significantly below SCAP submissions; expected to continue
SCAP Baseline Scenario
(Submitted; Mar 2009)
SCAP Adverse Scenario
(Supervisory; Mar 2009)
* Red SCAP line represents more adverse scenario as adjusted by supervisors for additional assumed two-year losses. Supervisory estimates of total two-year losses under more adverse scenario were not allocated by period. Estimate allocates total two-year supervisory losses using the allocation under Fifth Third’s submission.
** Source for macroeconomic assumptions: Moody’s Economy.com. Assumptions as of March 2010.
Actual
$2.6B
Actual
$2.7B
Fifth Third
capitalized for this
level of credit losses
under SCAP (plus
surplus raised vs.
buffer)
Fifth Third’s realized credit losses
have been significantly below its
SCAP submitted baseline and
more adverse scenarios
– In SCAP submissions, we
incorporated significant
conservatism, given then-
prevailing negative economic
and industry trends and
extreme uncertainty in
potential loss outcomes at
the time
– Economic and credit market
conditions have been much
better than potential
downside expectations in
Spring 2009, benefiting
results vs. SCAP scenarios
Base and stress scenarios reflect
Moody’s Base Case and Moody’s
Weaker Recover / Mild Second
Recession Case (as of March
2010)**
Our current expectation is for
2010 losses to be lower than 2009
$2.9B
$1,500
$1,750
$2,000
$2,250
$2,500
$2,750
$3,000
$3,250
$3,500
$3,750
$4,000
$4,250
$4,500
$4,750
$5,000
$5,250
$5,500
2008 2009 2010

Fifth Third Bank | All Rights Reserved
Credit by portfolio*
Net charge-offs by loan type Net charge-offs by geography
*NPAs exclude loans held-for-sale.
Ratios in above tables are subject to rounding.
($ in millions) C&I
Commercial
mortgage
Commercial
construction
Commercial
lease
Total
commercial
Residential
mortgage Home equity Auto Credit card
Other
consumer
Total
consumer
Total loans &
leases
Loan balances $26,131 $11,744 $3,277 $3,388 $44,541 $7,918 $12,186 $10,180 $1,863 $736 $32,882 $77,423
% of total 34% 15% 4% 4% 58% 10% 16% 13% 2% 1% 42%
NPAs $788 $1,002 $569 $55 $2,414 $521 $70 $22 $101 $1 $715 $3,129
NPA / Loans + OREO 3.01% 8.43% 16.95% 1.62% 5.39% 6.48% 0.57% 0.22% 5.45% 0.12% 2.16% 4.02%
Net charge-offs $161 $99 $78 $4 $342 $88 $73 $31 $44 $4 $240 $582
Net charge-off ratio 2.49% 3.42% 8.57% 0.44% 3.07% 4.46% 2.38% 1.27% 9.23% 2.07% 2.93% 3.01%
C&I
28%
Commercial
mortgage
17%
Commercial
construction
13%
Coml Lease
1%
Residential
mortgage
15%
Home equity
12%
Auto
5%
Card
8%
Other
consumer
1%
MI
25%
OH
15%
IN
5%
IL
11%
TN
3%
Other /
National
12%
FL
22%
KY
4%
NC
4%

Fifth Third Bank | All Rights Reserved
Portfolio performance drivers
Performance Largely Driven By No Participation In
Discontinued or Suspended Lending
* Residential construction-related consumer mortgages intended to be held in portfolio until permanent financing complete. Jumbo mortgage originations currently being held due to market conditions.
Geography
• Florida and Michigan most stressed
• Remaining Midwest and Southeast performance
reflect economic trends
Products
• Homebuilder/developer charge-offs $81 million in
1Q10
– Total charge-off ratio 3.0% (2.4% ex-HBs)
– Commercial charge-off ratio 3.1% (2.6% ex-
HBs)
• Brokered home equity charge-offs 6.2% in 1Q10
– Direct home equity portfolio 1.6%
1Q10 NCO Ratios Coml Cons Total
FL/MI 5.5% 5.2% 5.3%
Other 2.3% 2.1% 2.2%
• Subprime
• Option ARMs
Discontinued in 2007
• Brokered home equity ($1.9B)
Suspended in 2008
• Homebuilder/residential development ($1.3B)
• Other non-owner occupied commercial RE
excluding homebuilder/developer ($8.0B)
Saleability
• All mortgages originated for intended sale*
Total 3.1% 2.9% 3.0%

3,500
3,000
2,500
2,000
1,500
1,000
500
0
1Q09
2Q09
3Q09
4Q09
1Q10
C&I/Lease
Auto/Other
CRE
Res RE

1,000
800
600
400
200
0
1Q09
2Q09
3Q09
4Q09
1Q10
C&I/Lease
Auto/Other
CRE
Res RE

Fifth Third Bank | All Rights Reserved
Non-performing assets and net charge-offs:
Product view*
* NPAs exclude loans held-for-sale. Net charge-offs exclude losses on loans sold or transferred to held-for-sale in 4Q08.
During 1Q09 the Bancorp modified its nonaccrual policy to exclude TDR loans less than 90 days past due because they were performing in accordance with restructured terms. For comparability purposes, prior periods were adjusted to reflect this reclassification.
Total NPAs
Total NCOs

FIFTH THIRD BANK

3,500
3,000
2,500
2,000
1,500
1,000
500
-
1Q09
2Q09
3Q09
4Q09
1Q10
Other SE
National
Other MW
Michigan
Florida

1,000
800
600
400
200
-
1Q09
2Q09
3Q09
4Q09
1Q10
Other SE
National
Other MW
Michigan
Florida

Fifth Third Bank | All Rights Reserved
Total NPAs
Total NCOs
* NPAs exclude loans held-for-sale. Net charge-offs exclude losses on loans sold or transferred to held-for-sale in 4Q08.
During 1Q09 the Bancorp modified its nonaccrual policy to exclude TDR loans less than 90 days past due because they were performing in accordance with restructured terms. For comparability purposes, prior periods were adjusted to reflect this reclassification.
Non-performing assets and net charge-offs:
Geographic view*

FIFTH THIRD BANK

62
208
448
416
617
<6 months
6-12 months
12-18 months
18-24 months
24+ months

70%
60%
50%
40%
30%
20%
10%
0%
3 months
6 months
9 months
12 months

Fifth Third Bank | All Rights Reserved
Troubled debt restructurings (TDR) overview
Successive improvement in vintage performance during 2008 and
2009, even as volume of modification increased
Fifth Third’s mortgage portfolio TDRs have redefaulted at a lower rate than other bank held portfolio modifications
— Fifth Third’s TDRs are about a third less likely to redefault than modifications on GSE mortgages
Of $1.8B in consumer TDRs, over $1.3B (76%) are current
— $940M of those have been current more than 6 months,
approximately half of which have been current more than a
year
As current TDRs season, their default propensity declines
significantly
— We do not typically see significant defaults on current loans once a vintage approaches 12 months since modification
Delinquent TDRs total $415M (24%)
Of $1.8B in consumer TDRs, $1.5B are on accrual status and $271M are nonaccruals
0%
10%
20%
30%
40%
50%
3 4 5 6 7 8 9 10 11 12
TDR performance has improved in newer vintages
Source:  Fifth Third and OCC/OTS data; data through 3Q09; industry data cumulative through 3Q09
Mortgage TDR 60+ redefault trend by vintage
1Q08      $69M
2Q08    $135M
3Q08    $146M
4Q08    $176M
1Q09    $221M
2Q09    $257M
Months since modification
Volume by
vintage
3Q09    $386M
Current consumer TDRs ($MMs)
Outperforming redefault benchmarks
Mortgage TDR 60+ redefault rate: Fifth Third comparison
(through Sept. 2009)
Fannie Mae
Industry
portfolio loans
Fifth Third
Freddie Mac

FIFTH THIRD BANK

18%
15%
6%
15%
12%
4%
0%
14%
16%

17%
17%
5%
9%
2%
3%
11%
6%
30%

12%
17%
3%
7%
1%
1%
4%
8%
47%

21%
37%
8%
12%
6%
2%
7%
7%

Fifth Third Bank | All Rights Reserved
Nonperforming assets*
• Total NPAs of $3.1B
• Homebuilder/developer NPAs of $520M;
represent 17% of total NPAs
• Commercial NPAs of $2.4B; down 5% from
the previous quarter
• Consumer NPAs of $715M; up 1% from the
previous quarter
C&I^ (27%) CRE (50%) Residential (19%) Other Consumer (4%)
^ C&I includes commercial lease
ILLINOIS INDIANA
FLORIDA TENNESSEE KENTUCKY OHIO MICHIGAN NORTH
CAROLINA
OTHER /
NATIONAL
* NPAs exclude loans held-for-sale.
Residential
$590M
19%
C&I^
$843M
27%
Other
$96M
4%
CRE
$1.6B
50%

Fifth Third Bank | All Rights Reserved
Nonperforming loan rollforward
Commercial
Consumer
Total
1Q09 2Q09 3Q09 4Q09 1Q10
Beginning NPL amount 457         459         477         517         555
New nonaccrual loans 157         125         160         152         137
Net other activity (155)       (107)       (120)       (114)       (131)
Ending Consumer NPL 459         477         517         555         561
Total NPL 2,396      2,587      2,947      2,947      2,733
Total new nonaccrual loans 956         669         992         754         542
1Q09 2Q09 3Q09 4Q09 1Q10
Beginning NPL amount 1,406 1,937 2,110 2,430 2,392
New nonaccrual loans 799 544 832 602 405
Paydowns, transfers and sales (157) (190) (246) (332) (425)
Charge-offs (111) (181) (266) (308) (200)
Ending Commercial NPL 1,937 2,110 2,430 2,392 2,172

FIFTH THIRD BANK

FL
7%
MI
15%
Other
28%
OH
21%
NC
1%
TN
3%
KY
5%
IL
14%
IN
6%

Auto
Manufacturing
1%
Accomodation
2%
Construction
5%
Finance &
Insurance
16%
Other
35%
Manufacturing
20%
Wholesale
Trade
8%
Auto Retailers
3%
Retail Trade
3%
Real Estate
7%

Fifth Third Bank | All Rights Reserved
Commercial & industrial*
Loans by geography Credit trends
Loans by industry Comments
• 32% of 1Q10 losses on loans to companies in real estate
related industries
– Loans to real estate related industries of $3.2B; 1Q10
NCO ratio of 6.6%
– 1Q10 C&I loss rate of 2.5%, excluding loans to real
estate related industries, 1.9%
• FL represented 16% of 1Q10 losses, 7% of loans; MI
represented 27% of losses, 15% of loans
* NPAs exclude loans held-for-sale. Net charge-offs exclude losses on loans sold or transferred to held-for-sale in 4Q08.
($ in millions) 1Q09 2Q09 3Q09 4Q09 1Q10
Balance $28,617 $28,409 $26,175 $25,683 $26,131
90+ days delinquent $131 $142 $256 $118 $63
as % of loans 0.46% 0.50% 0.98% 0.46% 0.24%
NPAs $675 $634 $790 $781 $788
as % of loans 2.36% 2.23% 3.02% 3.04% 3.02%
Net charge-offs $103 $177 $256 $183 $162
as % of loans 1.45% 2.53% 3.70% 2.81% 2.49%
C&I

FL
13%
MI
27%
Other
5%
NC
6%
TN
2%
KY
4%
IL
10%
IN
6%
OH
27%

©

Fifth Third Bank | All Rights Reserved
Commercial mortgage*
Accomodation
4%
Retail Trade
4%
Construction
9%
Auto
Manufacturing
0%
Finance &
Insurance
1%
Manufacturing
4%
Real Estate
52%
Other
21%
Wholesale
Trade
2%
Auto Retailers
3%
Loans by geography Credit trends
Loans by industry Comments
• Owner occupied 1Q10 NCO ratio of 2.1%, other non-owner
occupied 1Q10 NCO ratio of 4.5%
• In 4Q08 reduced problem assets in most stressed markets (FL and MI) through portfolio actions
• Loans from FL/MI represented 40% of total loans, 53% of total losses in 1Q10
* NPAs exclude loans held-for-sale. Net charge-offs exclude losses on loans sold or transferred to held-for-sale in 4Q08.
($ in millions) 1Q09 2Q09 3Q09 4Q09 1Q10
Balance $12,560 $12,407 $12,105 $11,803 $11,744
90+ days delinquent $124 $131 $184 $59 $44
as % of loans 0.99% 1.06% 1.52% 0.50% 0.38%
NPAs $718 $791 $968 $985 $1,002
as % of loans 5.72% 6.37% 8.00% 8.34% 8.53%
Net charge-offs $77 $85 $118 $142 $99
as % of loans 2.50% 2.73% 3.82% 4.69% 3.42%
Commercial mortgage

MI
11%
OH
32%
IN
6%
IL
10%
KY
3%
TN
4%
NC
7%
Other
9%
FL
18%

Fifth Third Bank | All Rights Reserved
Commercial construction*
Accomodation
1%
Auto Retailers
0%
Finance &
insurance
3%
Construction
33%
Manufacturing
1%
Real estate
49%
Retail Trade
1%
Other
11%
Wholesale
Trade
1%
Loans by geography Credit trends
Loans by industry Comments
* NPAs exclude loans held-for-sale. Net charge-offs exclude losses on loans sold or transferred to held-for-sale in 4Q08.
• Owner occupied 1Q10 NCO ratio of 4.6%, other non-owner
occupied 1Q10 NCO ratio of 9.7%
• In 4Q08 reduced problem assets in most stressed markets (FL and MI) through portfolio actions
• Loans from FL/MI represented 29% of total loans, 40% of total losses in 1Q10
($ in millions) 1Q09 2Q09 3Q09 4Q09 1Q10
Balance $4,745 $4,491 $4,147 $3,784 $3,277
90+ days delinquent $49 $60 $168 $16 $9
as % of loans 1.02% 1.34% 4.04% 0.44% 0.28%
NPAs $597 $735 $751 $707 $569
as % of loans 12.59% 16.36% 18.11% 18.68% 17.36%
Net charge-offs $76 $79 $126 $135 $78
as % of loans 6.21% 6.76% 11.56% 13.28% 8.57%
Commercial construction

Fifth Third Bank | All Rights Reserved
Homebuilders/developers*
Loans by geography Credit trends
Loans by industry Comments
• Currently making no new loans to builder/developer sector
•
Residential & land valuations under continued stress
• 3% of commercial loans; 2% of total loans
• Balance by product approximately 39% Construction,
47% Mortgage, 14% C&I
MI
17%
OH
23%
IN
7%
IL
5%
KY
4%
TN
4%
NC
15%
Other
3%
FL
22%
C&I
14%
Commercial
construction
39%
Commercial
mortgage
47%
* NPAs exclude loans held-for-sale. Net charge-offs exclude losses on loans sold or transferred to held-for-sale in 4Q08.
($ in millions) 1Q09 2Q09 3Q09 4Q09 1Q10
Balance $2,322 $2,102 $1,846 $1,563 $1,324
90+ days delinquent $37 $53 $79 $19 $6
as % of loans 1.59% 2.51% 4.29% 1.19% 0.43%
NPAs $554 $613 $600 $548 $520
as % of loans 23.87% 29.14% 32.51% 35.09% 39.28%
Net charge-offs $64 $76 $108 $110 $81
as % of loans 10.73% 14.06% 21.92% 26.25% 22.89%
Homebuilders/developers

MI
14%
OH
23%
IN
5%
IL
9%
KY
4%
TN
2%
NC
5%
Other
10%
FL
28%

Fifth Third Bank | All Rights Reserved
Residential mortgage
1  liens: 100% ; weighted average
LTV:
78%
Weighted average origination FICO: 724
Origination FICO distribution:  <660 11%; 660-689 8%; 690-719
12%; 720-749 14%; 750+ 31%; Other ^ 24%
(note: loans <660 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <=70 26%; 70.1-80 41%; 80.1-90
11%; 90.1-95 6%; >95% 16%
Vintage distribution: 2010 2%; 2009 6%; 2008 13%; 2007 16%;
2006 15%; 2005 24%; 2004 and prior 24%
% through broker: 13%; performance similar to direct
Loans by geography Credit trends
Portfolio details Comments
FL portfolio 28% of loans driving 53% of total losses
FL lots ($260M) running at 29% annualized loss rate (YTD)
Mortgage company originations targeting 95% salability
^ Includes acquired loans where FICO at origination is not available
During 1Q09 the Bancorp modified its nonaccrual policy to exclude TDR loans less than 90 days past due because they were performing in accordance with restructured terms. For comparability purposes, prior periods were adjusted to reflect this reclassification.
($ in millions) 1Q09 2Q09 3Q09 4Q09 1Q10
Balance $8,875 $8,489 $8,229 $8,035 $7,918
90+ days delinquent $231 $242 $198 $189 $157
as % of loans 2.60% 2.85% 2.41% 2.35% 1.98%
NPAs $475 $475 $484 $523 $521
as % of loans 5.35% 5.59% 5.89% 6.51% 6.57%
Net charge-offs $75 $112 $92 $78 $88
as % of loans 3.27% 5.17% 4.38% 3.82% 4.46%
Residential mortgage
st

Fifth Third Bank | All Rights Reserved
Home equity
1 liens: 29%; 2 liens: 71%
Weighted average origination FICO: 757
Origination FICO distribution: <660 4%; 660-689 8%; 690-719 13%; 720-749
17%; 750+ 49%; Other 10%
Average CLTV: 75% Origination CLTV distribution: <=70 43%; 70.1-80 23%;
80.1-90 17%; 90.1-95 6%; >95 10%
Vintage distribution: 2010 1%; 2009 5%; 2008 11%; 2007 12%; 2006 16%;
2005 15%; 2004 and prior 41%
% through broker channels: 16% WA FICO: 739 brokered, 760 direct; WA
CLTV: 90% brokered; 73% direct
Portfolio details Comments
Brokered loans by geography Direct loans by geography
Credit trends
Approximately 16% of portfolio in broker product driving  approximately 40%
total loss
Approximately one third of Fifth Third 2 liens are behind Fifth Third 1 liens
Sequential improvement generally due to lower losses in FL
2005/2006 vintages represent 31% of portfolio; account for 56% of losses
Aggressive home equity line management strategies in place
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available
MI
21%
OH
33%
IN
9%
IL
13%
KY
8%
Other
1%
FL
9%
NC
5% TN
1%
MI
21%
OH
25%
IN
10%
IL
11%
KY
7%
Other
20%
FL
3%
NC
1%
TN
2%
($ in millions) 1Q09 2Q09 3Q09 4Q09 1Q10
Balance $2,225 $2,125 $2,028 $1,948 $1,906
90+ days delinquent $42 $34 $38 $33 $29
as % of loans 1.91% 1.58% 1.87% 1.72% 1.53%
Net charge-offs $30 $39 $30 $34 $30
as % of loans 5.46% 7.41% 5.96% 7.02% 6.31%
Home equity - brokered
($ in millions) 1Q09 2Q09 3Q09 4Q09 1Q10
Balance $10,486 $10,386 $10,349 $10,226 $10,280
90+ days delinquent $61 $63 $66 $65 $60
as % of loans 0.59% 0.61% 0.64% 0.64% 0.58%
Net charge-offs $42 $49 $49 $48 $43
as % of loans 1.62% 1.91% 1.89% 1.85% 1.65%
Home equity - direct
nd st
nd
st

7%
1%
22%
13%
20%
29%
8%

1%
1%
14%
31%
0%
33%
20%

3%
4%
9%
20%
15%
36%
13%

Fifth Third Bank | All Rights Reserved
Florida market*
Deterioration in real estate values having effect on credit trends as evidenced by increasing NPA/NCOs in real estate related products
Homebuilders, developers tied to
weakening real estate market
Losses due to significant declines in
valuations
Valuations; relatively small home
equity portfolio
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans NPAs
NCOs
* NPAs exclude loans held-for-sale.
($ in millions) Loans (bn)
% of
FITB NPAs (mm)
% of
FITB
NCOs
(mm)
% of
FITB
Commercial loans 1.7            7% 128                      16% 27          16%
Commercial mortgage 1.5            13% 295                      29% 20          20%
Commercial construction 0.6            18% 174                      31% 16          21%
Commercial lease 0.0            1% 2                          4% -         0%
Commercial 3.9            9% 599                      25% 63          18%
Mortgage 2.2            28% 271                      52% 46          53%
Home equity 1.0            8% 6                          9% 11          15%
Auto 0.5            5% 2                          8% 4            12%
Credit card 0.1            6% 7                          7% 5            12%
Other consumer 0.0            2% 0                          22% 0            9%
Consumer 3.8            12% 286                      40% 67          28%
Total 7.7            10% 885                      28% 130        22%

FIFTH THIRD BANK

31%
25%
3%
2%
9%
20%
8%
2%
0%

27%
42%
10%
2%
10%
4%
1%
4%

32%
24%
11%
9%
15%
3%
6%
0%

©

Fifth Third Bank | All Rights Reserved
Michigan market*
Deterioration in home price values coupled with weak economy impacting credit trends due to frequency of defaults and severity
Homebuilders, developers tied to
weak real estate market
Negative impact from housing
valuations, economy,
unemployment
Economic weakness impacts
commercial real estate market
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans NPAs NCOs
* NPAs exclude loans held-for-sale.
($ in millions) Loans (bn)
% of
FITB NPAs (mm)
% of
FITB
NCOs
(mm)
% of
FITB
Commercial loans 3.9            15% 143                      18% 44          27%
Commercial mortgage 3.2            27% 218                      22% 33          33%
Commercial construction 0.4            11% 51                        9% 15          19%
Commercial lease 0.2            6% 9                          16% 2            0%
Commercial 7.7            17% 421                      17% 94          27%
Mortgage 1.1            14% 51                        10% 13          15%
Home equity 2.6            21% 22                        32% 21          28%
Auto 1.0            10% 4                          16% 3            11%
Credit card 0.3            16% 23                        22% 8            19%
Other consumer 0.1            10% 0                          11% 1            13%
Consumer 5.1            16% 100                      14% 46          19%
Total 12.8          16% 521                      17% 140        24%

Fifth Third Bank | All Rights Reserved
Cautionary statement
This report may contain statements that we believe are “forward-looking statements” within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of
1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent
Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial
Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth
Third, one or more acquired entities and/or the combined company are engaged; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in separating Fifth Third Processing Solutions from
Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth;(22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.